UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.   20549


                                    Form 8-K



                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       June 7, 2000



                        POTOMAC ELECTRIC POWER COMPANY
             (Exact name of registrant as specified in its charter)



District of Columbia and Virginia     1-1072           53-0127880
(State or other jurisdiction of   (Commission    (I.R.S. Employer
incorporation)                    File Number)  Identification No.)



1900 Pennsylvania Avenue, N. W., Washington, D. C.        20068
   (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code   (202) 872-3526




   (Former Name or Former Address, if Changed Since Last Report)



                                                      PEPCO
                                                      Form 8-K

Item 5.   Other Events.

               As previously reported on a Form 8-K filed on June 8, 2000, on June 7, 2000, the Company entered into an agreement to sell the bulk of its generation assets to Southern Energy, Inc.

               This Form 8-K provides as an exhibit the Asset Purchase Agreement for Generating Plants and Related Assets by and between the Company and Southern Energy, Inc., dated June 7, 2000 which is hereby incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit No.     Description of Exhibit       Reference

          10              Asset Purchase and Sale
                          Agreement for Generating
                          Plants and Related Assets
                          by and between Potomac
                          Electric Power Company
                          and Southern Energy, Inc.
                          dated June 7, 2000
                          including Exhibit A --
                          Form of Assignment and
                          Assumption Agreement;
                          Exhibit B -- Form of Bill
                          of Sale; Exhibit C-1 --
                          Form of Easement, License and
                          Attachment Agreement
                          (Potomac River); Exhibit C-2 --
                          Form of Easement, License and
                          Attachment Agreement
                          (Dickerson Station); Exhibit
                          C-3 -- Form of Easement,
                          License and Attachment
                          Agreement (Chalk Point
                          Station); Exhibit C-4 --
                          Form of Easement, License
                          and Attachment Agreement
                          (Morgantown Station);



                                                          PEPCO
                                                          Form 8-K

          (c)  Exhibits (Cont.)

          Exhibit No.     Description of Exhibit       Reference

          10 (Cont.)      Exhibit D -- Form of
                          Guarantee Agreement;
                          Exhibit E-1 -- Form of
                          Interconnection Agreement
                          (Potomac River);
                          Exhibit E-2 -- Form of
                          Interconnection Agreement
                          (Morgantown); Exhibit
                          E-3 -- Form of
                          Interconnection Agreement
                          (Dickerson); Exhibit E-4 --
                          Form of Interconnection
                          Agreement (Chalk Point);
                          Exhibit F -- Form of
                          Local Area Support Agreement;
                          Exhibit G -- Form of
                          Operation and Maintenance
                          Agreement; Exhibit H --
                          Form of Site Lease Agreement;
                          Exhibit I-1 -- Form of
                          Transition Power Agreement -
                          District of Columbia;
                          Exhibit I-2 -- Form of
                          Transition Power Agreement -
                          Maryland; Exhibit J --
                          Form of Special Warranty Deed;
                          Exhibit K -- Form of
                          Opinion of Counsel to Seller;
                          Exhibit L -- Form of
                          Opinion of Counsel to Buyer;
                          and Exhibit M -- Form of
                          Opinion of Counsel to
                          Guarantor                Filed herewith.





                                                       PEPCO
                                                       Form 8-K


                                   Signatures

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Potomac Electric Power Company
                                            (Registrant)



                                     /s/ DENNIS R. WRAASE
                                 By ___________________________
                                         Dennis R. Wraase
                                          President and
                                      Chief Financial Officer

June 13, 2000
    DATE